Second Quarter of 2011 August 4, 2011 Conceptus, Inc. Conceptus, Inc. Quarterly Results Quarterly Results Exhibit 99.2 © 2011 Conceptus, Inc. All rights reserved.

Except for the historical information contained herein, the matters discussed in this presentation include forward-looking statements, the accuracy of which is subject to risks and uncertainties. These forward-
looking statements include discussions regarding:
projected net sales and adjusted earnings before interest, taxes, depreciation, amortization and  stock-
based compensation (“adjusted EBITDA”) for the full year 2011, and the expected impact of ongoing macroeconomic and insurance pressures on our growth in 2011, trends in and market share related to competitive trialing, our continued success in defending our physician accounts against competitive trialing, our ability to expand physician market penetration, our ability to improve sales force productivity, our ability to increase utilization of Essure through the promotion of a compatible endometrial ablation product, our ability to market effectively to physicians and prospective patients,  our ability to secure government reimbursement in foreign countries, our ability to make strategic investments in our business, the impact to our business of permanent birth control being covered under the Patient Protection and Affordable Care Act of 2010 (PPACA), and the
expected attainment of strategic initiatives intended to grow the business and make the Essure procedure the “Standard of Care” in the permanent birth control market.
These discussions and other forward-looking statements included herein may differ significantly from actual results. Such differences may be based upon factors such as changes in strategic planning decisions by management, re-allocation of internal resources, changes in the impact of domestic and global macroeconomic pressures, reimbursement decisions by insurance companies and domestic and foreign governments, scientific advances by third parties, litigation risks, attempts to repeal all or part of the PPACA, and the introduction of competitive products, as well as those factors set forth in the
Company's most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q, and other filings with the Securities and Exchange Commission.  These forward-looking statements speak only as to the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.
Safe Harbor
Safe Harbor

© 2011 Conceptus, Inc. All rights reserved.

Q2’11 Q2’11 Highlights Highlights Mark Sieczkarek, President and Chief Executive Officer © 2011 Conceptus, Inc. All rights reserved.

1.
Defend against
competitive
trialing
2.
Create
foundation to
increase
Essure
utilization
3.
Resume
expanding the
market for
Essure
POSITION FOR LONG-TERM GROWTH
Macro-economy:  continuing  unemployment and higher
insurance premiums, deductible and co-pays
Progress on Execution
Progress on Execution
Key areas of focus in 2011:

© 2011 Conceptus, Inc. All rights reserved.

27
26
25
24
23
22
21
20
19
18
26.0
24.0
21.2
20.8
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11

Conceptus Inc.

OB/GYN office visits improved Q/Q
OB/GYN Patient office visits in millions % change in select periods:
OB/GYN Office Visit Trends
OB/GYN Office Visit Trends
Source:  IMS data provided by Credit Suisse Healthcare Team

Period:
2010
vs 2009
2 Years:
Q2’11
vs Q2’09
1 Year:
Q2’11
vs Q2’10
Sequential:
Q2’11
vs Q1’11
-15%
-20%
-2%
9%
OB/GYN

Market Growth Trends
Market Growth Trends
Worldwide hysteroscopic sterilization market declined slightly Y/Y in Q2’11 but improved Q/Q
(1) Competitor’s national sales launch in April 2010
(2) Competitor’s estimated net sales

© 2011 Conceptus, Inc. All rights reserved.
In $ millions
Q3 09 Q4 09 Q1 10 Q2 10 (1) Q3 10 Q4 10 Q1 11 Q2 11
Total CPTS
Sales
$34.2 $37.0 $33.4 $36.8 $33.9 $36.5 $26.6 $33.8
Competitor’s
Estimated
Sales (2)
$0.6 $1.5 $2.1 $3.8 $5.2 $5.3
$5.3
$5.6 -
$5.8
Hysteroscopic
Sterilization
Market
$34.8 $38.5 $35.5 $40.6 $39.1 $41.8 $31.9
$39.4 -
$39.6
Y/Y
31% 35% 31% 23% 12% 9% (10%)
(2%) -
(3%)

400
300
200
100
0
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11

Conceptus® Inc.

In total ~500 accounts were covered by 1-3
year Essure preferred vendor agreements
by the end of Q2’11
~1,300 accounts have trialed to date out of
up to ~1,800 accounts anticipated to trial
Trialing expected to last ~1 year at a rate of
~100 accounts entering trialing per quarter
+ one year to trial
FDA approved nickel contraindication on
Essure IFU reduced to warning; further
improves our competitive positioning
We continue to successfully defend our accounts
Sales Force
Redeployment
Number of Essure accounts that entered
competitive trialing by quarter
Competitive Trialing Declines
Competitive Trialing Declines

© 2011 Conceptus, Inc. All rights reserved.

Market Share Stable
Market Share Stable
(1) Competitor’s national sales launch in April 2010
(2) Competitor’s estimated net sales

© 2011 Conceptus, Inc. All rights reserved.
Worldwide hysteroscopic sterilization market:
Conceptus remains market leader
In $ millions
Q3 09 Q4 09 Q1 10 Q2 10
(1)
Q3 10 Q4 10 Q1 11 Q2 11
Total CPTS
Sales
$34.2 $37.0 $33.4 $36.8 $33.9 $36.5 $26.6 $33.8
Competitor’s
Estimated
Sales (2)
$0.6 $1.5 $2.1 $3.8 $5.2 $5.3
$5.3
$5.6 -
$5.8
Competitor’s
Market
Share
1.8% 3.8% 5.8% 9.4% 13.2% 12.6% 16.6%
14.2% -
14.6%

Increase Essure Utilization
Increase Essure Utilization
(1) Permanent birth control
(2) Global endometrial ablation (GEA) product manufactured for and marketed by ETHICON™ Women’s Health & Urology, a division of Ethicon, Inc.

>2,000 physicians
committed to trial
~680 physicians
trialed through
Q2’11
© 2011 Conceptus, Inc. All rights reserved.
Essure = medically necessary link between PBC
(1)
and GEA
Capture share of in-office
GYNECARE THERMACHOICE
®
III
(2)
patients
requiring PBC to potentially double annual market for Essure
GYNECARE
THERMACHOICE
®
III
Physician trials
GEA opportunity to
increase ~1 Essure
procedure per
account per month
interval tubal ligation
opportunity
Incremental
Essure Procedures

Marketing To Drive Growth
Marketing To Drive Growth
(1) 9.3 million women in the U.S. whose families are complete and are still using temporary birth control per the 2006-08 CDC report, data from the National Survey of Family Growth, published May 2010
Further develop key marketing strategies to increase
adoption of Essure and drive long-term growth
Direct-to-Consumer (DTC)
Publication Planning
Own unique in-office sales franchise
Physician Segmentation
Consumer Segmentation
© 2011 Conceptus, Inc. All rights reserved.
Target
underpenetrated
U.S. market for
Essure of 9.3M
women
(1)

Integrate Value Proposition
Integrate Value Proposition
Consumer
Point of
Care
Physician
•
Resident, new-user and in-
office training
•
Clinician education
•
Reimbursement support
•
Essure candidate identification
tools for physicians
•
Patient support  and
counseling through
all points of Essure
procedure
•
New Essurance Promise™
Program
•
New Essure FlexPay™ Plan
•
New Essure branding and
website
•
Launch new DTC marketing
campaign
Integrate patient and physician value proposition to increase
Essure utilization at point of care

© 2011 Conceptus, Inc. All rights reserved.

Direct-to-Consumer Planned
Direct-to-Consumer Planned
Launch new DTC marketing campaign in Q3’11
Build upon our previous DTC experience
Leverage experience in temporary birth control advertising
National focus
Invest resources across the most cost-effective mediums
Segment potential patient base and target message accordingly
Maintain campaign into 2012 to drive a consistent message

© 2011 Conceptus, Inc. All rights reserved.

Greg Lichtwardt Executive Vice President, Operations and Chief Financial Officer Q2’11 Q2’11 Financials Financials © 2011 Conceptus, Inc. All rights reserved.

Net Sales
($M)
Gross Margin
(%)
Diluted GAAP
EPS
Operating
Exp. ($M)
Q2’10 Q2’11
$36.8
80.2%
81.9%
$33.8
$28.1
$25.8
($0.01)
$0.01
$5.2
(1) Adjusted earnings before interest, taxes, depreciation, amortization and stock-based compensation.  See reconciliation in Appendix
$5.8
Q2’10 Q2’11 Q2’10 Q2’11 Q2’10 Q2’11
Q2’10 Q2’11
Q2’11 Snapshot
Q2’11 Snapshot

© 2011 Conceptus, Inc. All rights reserved.
Adj. EBITDA
(1)
($M)

Q2’11 Net Sales (in $ millions)
Q2’11 Units (in thousands):
$36.8
Q2’10 Q2’11
$28.0
(76%)
$33.8
$24.8
(73%)
33.3
Q2’10 Q2’11
20.1
(60%)
13.2
(40%)
29.4
Domestic
International
$9.0
(27%)
$8.9
(24%)
Worldwide Sales
Worldwide Sales
17.8
(61%)
11.6
(39%)

© 2011 Conceptus, Inc. All rights reserved.
Columns may not add due to rounding

Q2’11 Q1’11
(1)
Q4’10
(1)
Q3’10
(1)
Q2’10
(1)
Current Period Activity:
Physicians entering preceptorship
538
388 380 380 425
Physicians becoming certified
290 200 427 334 368
Physicians transitioning to in-office
110 89 202 185 163
Physician Base: 13,553 13,015 12,627 12,247 11,867
Physician Metrics Pipeline Grew
Physician Metrics Pipeline Grew
We returned to expanding the market for Essure in Q2’11

© 2011 Conceptus, Inc. All rights reserved.
Office-based procedures were ~69% of total volume in Q2’11
(1) Includes adjustments made to the categories of physicians entering preceptorship, physicians becoming certified and physician base due to an adjustment in our data gathering process on these items.

Q2'11	Q2'10	Y/Y Change	Q1'11	Q/Q Change
Net Sales	$33.8	$36.8	(8.2%)	$26.6	27.1%
Gross Profit Margin	81.9%	80.2%	+170bp	80.4%	+150bp
Operating Expenses	$25.8	$28.1	(8.2%)	$25.1	2.8%
Adjusted EBITDA[(1)]	$5.8	$5.2	13.1%	$0.1	100.0%+
Other Income / (expense)	($1.6)	($1.6)	nm	($1.5)	nm
Tax Provision (benefit)	($0.2)	$0.1	nm	($2.3)	nm
NEAT (loss)	$0.5	($0.3)	nm	($2.9)[(2)]	nm
GAAP EPS (diluted)	$0.01	($0.01)	nm	($0.09)	nm

Conceptus Inc.

In $ millions except for EPS
(1) Adjusted earnings before interest, taxes, depreciation, amortization and stock-based compensation. See appendix.
(2) Net loss after taxes includes a net income tax benefit of $2.3 million.
Q2’11 Highlights
Q2’11 Highlights

© 2011 Conceptus, Inc. All rights reserved.

Q2’11 Adjusted EBITDA
Q2’11 Adjusted EBITDA
Adjusted
EBITDA
$5.85
Amortization
of
intangibles
Stock-
based
compensation
$0.45
Net income
See reconciliation in appendix
Interest
and other
income
(expense)
net
$ millions
Depreciation
expense
Benefit
from
income
taxes
$1.63
($0.17)
$0.82
$1.73
$1.39

© 2011 Conceptus, Inc. All rights reserved.

Balance Sheet
Balance Sheet
Cash & cash equivalents
Investments
Accounts receivable
Inventories & other assets
PP&E
Intangibles
Goodwill
Deferred tax asset
Total assets
ASSETS
25.8
69.8
19.6
9.8
10.4
22.8
17.4
81.7
257.3
6/30/11
A/P & other accrued ST
liabilities
Notes payable
(1)
Other accrued LT liabilities
Total Equity
Total liabilities & equity
LIABILITIES &
EQUITY
12/31/10
17.0
83.3
2.5
154.5
257.3
18.4
72.5
20.4
10.4
10.1
24.1
16.0
78.8
250.7
6/30/11 12/31/10
15.8
81.0
2.4
151.5
250.7
$ millions

© 2011 Conceptus, Inc. All rights reserved.
(1) Notes payable is a current liability
Columns may not add due to rounding

Guidance
Guidance
Net Sales
$135M to
$140M
$141M
Gross Profit Margin
81.9% to
82.2%
80.9%
Operating
Expenses
$103M to
$105M
$104M
Adjusted EBITDA
(1)
$23M to
$26M
$25M
FY’11E
as of 8/4/11
FY’10
Actual
(1) See appendix

© 2011 Conceptus, Inc. All rights reserved.

2011: 2011: Strategic Plan Strategic Plan Update Update Mark Sieczkarek, President and Chief Executive Officer © 2011 Conceptus, Inc. All rights reserved.

Strategic Plan Goals
Strategic Plan Goals
Goals Environment Response
• Navigate current
economy and
make Essure
“Standard of
Care” in PBC
market
• Drive long-term
growth
• Challenging macroeconomic and
insurance trends continue
• Patient utilization rates remain
low for non-urgent procedures
like Essure
• HHS (1) decision to include
permanent birth control under
PPACA (2) at no cost to patients
beginning in 2013 represents a
key inflection point in our future
business
• Continue to execute our
strategic plan and control
what we can
• New DTC to build
consumer awareness
• Launched innovative
offerings like the Essure
FlexPay    Plan to make
patient deductible
payments for Essure
more affordable
We remain committed to our strategic plan to drive long-
term revenue growth across the world

© 2011 Conceptus, Inc. All rights reserved.
(1) U.S. Department of Health and Human Services
(2) Patient Protection and Affordable Care Act of 2010
TM

Strategic Plan Update
Strategic Plan Update
Strategy Details Status
1. Minimize
impact of
competition
and gain back
market share
• Defend our existing accounts
against competitive trialing
• Filed with FDA to remove
contraindication of nickel
hypersensitivity in Essure IFU
• Expanded sales force
• Continue to educate
physicians on Essure’s
superior efficacy
• Succeeded in reducing nickel
contraindication to a warning in
Essure IFU, which enhances
competitive positioning
• Pace of competitive trialing in
Essure accounts continues to
slow

© 2011 Conceptus, Inc. All rights reserved.

Strategic Plan Update
Strategic Plan Update
Strategy Details Status
2. Increase
Essure
utilization
• Leverage in-office channel
strength to promote
GYNECARE THERMACHOICE
®
III
to U.S. physician offices
• PBC is medically necessary for
GEA patients, doubles Essure
market opportunity
• Secure trials and convert
physicians to using
GYNECARE THERMACHOICE
®
III
in the office setting
• Capture PBC opportunity with
converted physicians’ GEA
patients
•
Launched GYNECARE
THERMACHOICE
®
III
promotion
efforts in Q1’11
• >2,000 physicians have
committed to trialing
• ~670 physicians have trialed;
work to get conversions
• Will focus on increasing
Essure utilization in these
accounts

© 2011 Conceptus, Inc. All rights reserved.

Strategic Plan Update
Strategic Plan Update
Strategy Details Status
3. Drive
adoption of
Essure through
strategic,
integrated
marketing
• Growth strategies include
physician and consumer
segmentation, owning the
in-office sales process,
publication planning and DTC
• Integrate patient and physician
value proposition to increase
Essure utilization at point of
care
• Re-initiate DTC campaign and
run continuously nationwide
• Expanded marketing
organization now in place
• Launched Essure FlexPay
Plan to make patient
deductible payments for
Essure more affordable
• Launched new
www.essure.com website
• Launched Essurance
Promise     Program
• Piloting patient education
system to help physicians
identify Essure candidates

© 2011 Conceptus, Inc. All rights reserved.
TM
TM

Strategic Plan Update
Strategic Plan Update
Strategy Details Status
4. Expand
international
presence
• Europe
• France
• U.K.
• Brazil
• Emerging markets
• Europe:  have launched
targeted PR campaigns in
various countries
• France: working to reinstate
reimbursement for <40 market;
increased targeting of 40
market
• U.K.:  in discussions to
increase fee schedule of
hysteroscopic sterilization
• Brazil: reimbursement focus
• China and India: moving
forward on approval process

© 2011 Conceptus, Inc. All rights reserved.

Strategic Plan Update
Strategic Plan Update
Strategy Details Status
5. Washington
DC focus and
reimbursement
issues
• Include contraception under
the PPACA guidelines
• Medicaid reimbursement and
cost saving issues
• Seek ACOG recommendation
of  hysteroscopic sterilization
as “Standard of Care”
• HHS mandated inclusion of
permanent birth control under
PPACA at no cost to patients –
represents a key inflection
point in our future business
• 35 states provide adequate
Essure Medicaid fee-for-
service office reimbursement
as of 6/30/11
• Continuing discussions with
ACOG; AAGL to write a
position statement

© 2011 Conceptus, Inc. All rights reserved.

Strategic Plan Update
Strategic Plan Update
Strategy Details Status
6. Create a
pipeline of
women’s
health products
and services
• Designed to accelerate
adoption of Essure
• Provide more diversified
offerings
• Ongoing review of potential
high-growth synergistic
opportunities
• Prefer in-office setting
7. Product
enhancements
• Develop next generation
Essure procedure
• Seek FDA approval of
transvaginal ultrasound (TVU)
for U.S. Essure confirmation
instead of HSG
• Hired new EVP of research
and development
• Received conditional approval
from the FDA to conduct an
IDE clinical study to replace
the HSG confirmation test
currently required in the U.S.
with TVU

© 2011 Conceptus, Inc. All rights reserved.

Key Take-Aways
Key Take-Aways
We are dedicated to making Essure the “Standard of
Care” in the PBC market, even as macroeconomic and
insurance challenges remain
The competitive threat appears to be stabilized and we
will sharpen our focus on increasing utilization and
growing the market for Essure
Strategic marketing initiatives, including a new DTC
campaign, are expected to increase consumer adoption
of Essure and return the market to double-digit growth

© 2011 Conceptus, Inc. All rights reserved.

Appendix Appendix © 2011 Conceptus, Inc. All rights reserved.

Use of Non-GAAP Financial Measures
Use of Non-GAAP Financial Measures
The Company has supplemented its GAAP net income / (loss) with a non-GAAP measure of adjusted earnings before interest, taxes, depreciation, amortization and stock-based compensation (“adjusted EBITDA”).  Management believes that this non-GAAP financial measure provides useful supplemental information to management and investors regarding the performance of the
Company’s business operations, facilitates a better comparison of results for current periods with the Company’s previous operating results, and assists management in analyzing future trends, making strategic and business decisions and establishing internal budgets and forecasts.  A reconciliation of non-GAAP adjusted EBITDA to GAAP net income / (loss) in the most directly comparable GAAP measure, is provided in the below schedule.
There are limitations in using this non-GAAP financial measure because it is not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies.  This non-GAAP financial measure should not be considered in isolation or as a substitute for GAAP financial measures.  Investors and potential investors should consider non-
GAAP financial measures only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP and the reconciliations of the non-GAAP financial measure provided in the below schedules.

© 2011 Conceptus, Inc. All rights reserved.

GAAP to Non-GAAP Reconciliation

© 2011 Conceptus, Inc. All rights reserved.
2011 2010 2011 2010
Net Income (Loss), as reported 454 $         (291) $        (2,474) $     (2,642) $
Adjustments to net income (loss):
Interest and other income (expense), net (a) 1,626         1,585         3,173         3,044
  Provision (benefit) for income taxes (165) 123 (2,468) 257
Amortization of intangibles (b) 819 808 1,632 1,627
Stock-based compensation (c) 1,727 1,802 3,422 3,531
Depreciation expense (d) 1,388 1,144 2,631 2,241
Adjustments to net income (loss) 5,395         5,462         8,390         10,700
Adjusted EBITDA 5,849 $      5,171 $      5,916 $      8,058 $
(a) Consists of interest from available-for-sale securities, interest expense associated with our convertible debt and foreign exchange currency transactions
(b) Consists of amortization of intangible assets, primarily licenses and customer relationships
(c) Consists of stock-based compensation in accordance with ASC 718
(d) Consists of depreciation, primarily on property, plant and equipment
Conceptus, Inc.
(Unaudited)
Reconciliation of Net Income (loss) to Adjusted Earnings Before Interest, Taxes, Depreciation,
Amortization and Stock-Based Compensation (Adjusted EBITDA)
(In thousands)
June 30,
Three Months Ended   Six Months Ended
June 30,

GAAP to Non-GAAP Reconciliation

© 2011 Conceptus, Inc. All rights reserved.
From To
Net Income Guidance 560 $         2,297 $
Estimated Non-GAAP Guidance
Interest and other income (expense), net (a) 6,300         6,300
Provision for income taxes 333            1,596
Amortization of intangibles (b) 3,261         3,261
Stock-based compensation (c) 7,116         7,116
Depreciation expense (d) 5,430         5,430
Adjustments to net income 22,440 $     23,703 $
Adjusted EBITDA 23,000 $     26,000 $
(a) Consists of interest from available-for-sale securities, interest expense associated with our convertible debt and foreign exchange currency transactions
(b) Consists of amortization of intangible assets, primarily licenses and customer relationships
(c) Consists of stock-based compensation in accordance with ASC 718
(d) Consists of depreciation, primarily on property, plant and equipment
December 31, 2011
Conceptus, Inc.
Financial Measures To Projected GAAP Net Income
(Unaudited)
Twelve Months Ending
Reconciliation of Forward-Looking Guidance For Non-GAAP

Revolutionizing women’s healthcare with innovative solutions Conceptus, Inc. Conceptus, Inc. NASDAQ: CPTS NASDAQ: CPTS © 2011 Conceptus, Inc. All rights reserved. CC-2847 4AUG11 F